Exhibit 10.14

Execution Version

PLEDGE AND ADMINISTRATION ANNEX AMENDMENT AGREEMENT

This PLEDGE AND ADMINISTRATION ANNEX AMENDMENT AGREEMENT (this “Annex Amendment Agreement”) dated as July 1, 2009, is entered into among Dexia SA, Dexia Crédit Local S.A, acting through its New York Branch, Dexia Bank Belgium SA, Dexia FP Holdings Inc., Financial Security Assurance Inc., FSA Asset Management LLC, FSA Portfolio Asset Limited, FSA Capital Markets Services LLC, FSA Capital Management Services LLC, FSA Capital Markets Services (Caymans) Ltd. and The Bank of New York Mellon Trust Company, National Association.

W I T N E S S E T H

WHEREAS, on June 30, 2009, the parties hereto entered into the Pledge and Administration Agreement (the “Pledge and Administration Agreement”), dated as of June 30, 2009, as the same may be amended, supplemented or modified from time to time.

WHEREAS, the parties hereto wish to replace in its entirety Annex D to the Pledge and Administration to reflect their original intent.

Capitalized terms used but not defined herein shall have meanings assigned such terms in Pledge and Administration Agreement.

NOW, THEREFORE, in consideration of the premises and agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree to the following:

1. Amendment to Annex I

Annex D (“Annex D — Hedge Agreements”) to the Pledge and Administration Agreement is hereby replaced in its entirety with Annex 1 hereto.

2. Governing Law.  THIS ANNEX AMENDMENT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK AND THE MANDATORY CHOICE OF LAW RULES CONTAINED IN THE UCC.

3. Counterparts.  The parties may execute this Annex Amendment Agreement in counterparts, each of which is deemed an original and all of which taken together constitute only one agreement.

4. Submission to Jurisdiction. Each of the parties hereto hereby irrevocably submits to the exclusive jurisdiction of any U.S. federal or state court in The City of New York for the purpose of any suit, action, proceeding or judgment arising out of or relating to this Annex Amendment Agreement.  Each of the parties hereto hereby consents to the laying of venue in any such suit, action or proceeding in New York County, New York, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and agrees not to plead or claim the same.

5. Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO THIS LETTER AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.  EACH PARTY ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION.

In Witness Whereof, the undersigned have executed this Annex Amendment Agreement as of the date first above written.

DEXIA SA	FINANCIAL SECURITY ASSURANCE INC.

By:	By:
Title:	Title:

DEXIA CRÉDIT LOCAL S.A.	FSA ASSET MANAGEMENT LLC

By:	By:
Title:	Title:

DEXIA BANK BELGIUM SA	FSA CAPITAL MARKETS SERVICES LLC

By:	By:
Title:	Title:

DEXIA FP HOLDINGS INC.	FSA CAPITAL MANAGEMENT SERVICES LLC

By:	By:
Title:	Title:

FSA CAPITAL MARKETS SERVICES (CAYMANS) LTD.	Executed as a DEED by FSA PORTFOLIO ASSET
LIMITED
acting by EDSEL LANGLEY,
By:
Title:	a director, in the presence of :

THE BANK OF NEW YORK MELLON TRUST	Name:
COMPANY, NATIONAL ASSOCIATION, as Collateral	Address:
Agent

By:
Title:

Pledge and Administration Annex
Amendment Agreement